SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 15, 2004
                                 --------------


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                       000-26172                    58-1897792
-------------                       ---------                    ----------
(State or other                    (Commission                 (IRS Employer
 jurisdiction                        File No.)               Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                       30144
---------------------------------------------                       -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------

                  The Certificateholders Statement for the month of March 2004 was distributed to the Series 2002-1 Certificateholders on April 15, 2004.

                  The Certificateholders Statement for the month of March 2004 was distributed to the Series 2003-2 Certificateholders on April 15, 2004.

Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 99:

         99.1 Series 2002-1 Certificateholders Statement for the month of March 2004.

         99.2 Series 2003-2 Certificateholders Statement for the month of March 2004.








                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CIRCUIT CITY CREDIT CARD
                                            MASTER TRUST


                                            By:      FIRST NORTH AMERICAN
                                                     NATIONAL BANK, as
                                                     Servicer




                                            By:      /s/Philip J. Dunn
                                                     Philip J. Dunn
                                                     Vice President





Date:  April 15, 2004














                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST











                                INDEX TO EXHIBITS




        Exhibit
        Number                         Exhibit


         99.1 Series 2002-1 Certificateholders Statement for the month of March 2004.

         99.2 Series 2003-2 Certificateholders Statement for the month of March 2004.